UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  March 12, 2002

Date of Earliest Event Reported:  March 11, 2002

DEPARTMENT 56, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11908	13-3684956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Village Place, 6436 City West Parkway, Eden Prairie, MN  55344

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (952) 944-5600

Item 5.            Other Events.

A copy of the Company Press Release, dated March 11, 2002, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEPARTMENT 56, INC.

/s/ David H. Weiser

David H. Weiser

Senior Vice President — Legal and Human Resources

Dated:  March 12, 2002

EXHIBIT INDEX

Exhibit No.	Description	Page

99.1	Press Release, dated March 11, 2002.	5